The Diplomat Fund (the “Fund”)

(Ticker Symbol: EMWIX)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated June 11, 2024 to the currently effective

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”).

Effective July 9, 2024, RichBrook Advisors, LP will no longer serve as the Fund’s Sub-Advisor. Niall MacGillivray and Graham Dick, employees of Embassy Services Bermuda, Ltd., a wholly owned affiliate of Embassy Asset Management LP, the Fund’s Advisor, will serve as portfolio managers of the Fund. Messrs. MacGillivray and Dick will provide portfolio management services through a personnel-sharing arrangement between Embassy Asset Management LP and Embassy Services Bermuda, Ltd. These changes will not affect the Fund’s investment objective, principal investment strategies or investment policies.

Please retain this Supplement for future reference.